Exhibit 10.1(b)


                                AMENDMENT TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                       STOCK BONUS PLAN, PAYSOP AND TRUST


STATE OF LOUISIANA

PARISH OF OUACHITA


         BE IT KNOWN, that on this 26 day of January, 1996, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

         PERSONALLY CAME AND APPEARED:

         CENTURY TELEPHONE ENTERPRISES, INC., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer, which hereby executes the following amendment to the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust, such amendment to be effective November 16, 1995:

         Insert the following sentence at the end of Section 7.1(b):

              "Finally,   notwithstanding   the  above  vesting   schedule,   an
         Employee's right to his or her Account balance shall fully vest and become nonforfeitable automatically upon the occurrence of any of the following events: (i) the acquisition by any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than Employer or any employee benefit plan or related trust or affiliate of Employer or its subsidiaries, of beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Employer representing 30% or more of the combined voting power of Employer's then outstanding securities entitled to vote generally in the election of directors, but not including any acquisition directly from Employer;
         (ii) the consummation of a merger, consolidation, reorganization, share exchange, or sale or other disposition of all or substantially all of the assets of Employer unless, immediately thereafter, at least 50% of the outstanding voting power of the surviving or successor corporation, or, if applicable, the parent company thereof (the "Surviving Company"), are owned by Employer's shareholders immediately prior to such time, at least a majority of the directors of the Surviving Company were directors of Employer at the time such transaction was approved, and no person or entity (excluding any employee benefit plan or related trust of Employer or the Surviving Company and any person or entity that was a shareholder of Employer immediately prior to such time) beneficially owns 20% or more of the outstanding voting power of the Surviving Company; (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Employer cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period shall have been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or (iv) the approval by Employer's shareholders of a complete liquidation or dissolution of Employer."

     THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                           CENTURY TELEPHONE ENTERPRISES, INC.

/s/ Sandra B. Post                    By: /s/ R. Stewart Ewing, Jr.
--------------------                      -------------------------
                                          R. Stewart Ewing, Jr.,
                                          Senior Vice President and
                                          Chief Financial Officer
/s/ Sherry Bowen
--------------------

                               /s/ Kathy Tettleton
                              ---------------------
                                  NOTARY PUBLIC



                       ACCEPTANCE OF AMENDMENT BY TRUSTEE
STATE OF LOUISIANA

PARISH OF OUACHITA


         On this 8th day of March, 1996,

         BEFORE ME, a Notary Public, and in the presence of the undersigned competent witnesses, personally came and appeared:

                            REGIONS BANK OF LOUISIANA

which declared that it is appearing herein for the purpose of accepting and it does hereby accept the Amendment to the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust adopted by the Settlor on January 26, 1996.

         THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written.

WITNESSES:                                   REGIONS BANK OF LOUISIANA


/s/ Linda G. Foss                            BY: /s/ William W. Keith
-------------------                             --------------------------
                                                William W. Keith,
                                                Executive Vice President

/s/ Bruce F. Jones
-------------------
                             /s/ Cathy M. Yelverton
                           -------------------------
                                  NOTARY PUBLIC